Exhibit 4
[FACE OF SPECIMEN CERTIFICATE]

NUMBER KCU	INCORORATED UNDER THE LAWS	OF THE STATE OF MISSOURI	SHARES
SEE REVERSE SIDE FOR LEGEND

This certificate is Transferable in	CUSIP 200525 10 3
New York, New York	See Reverse for Certain Definitions
COMMERCE BANCSHARES, INC.
THIS CERTIFIES THAT
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $5.00 EACH OF THE COMMON STOCK OF
COMMERCE BANCSHARES, INC.
(hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended of the Corporation (a copy of such Articles is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the seal of the Corporation and the signatures of its duly authorized officers.
Dated:

COUNTERSIGNED AND REGISTERED:
first chicago trust company of new york
Transfer agent
and registrar,
By

authorized officer
[CORPORATE SEAL]

SECRETARY	PRESIDENT

[REVERSE OF SPECIMEN CERTIFICATE]
COMMERCE BANCSHARES, INC.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common

TEN ENT	–	as tenants by the entireties

JT TEN	–	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT
MIN ACT —		Custodian

	(Cust)		(Minor)
under Uniform Gifts to Minors

Act

(State)

Additional abbreviations may also be used though not in the above list.
     For Value received, __________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     please print or typewrite name and address including postal zip code of assignee

Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
Dated, ___________________________

(SIGNATURE)
     NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATEVER.

(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN “ELIGIBLE GUARANTOR INSTITUTION” AS
DEFINED IN RULE 17ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURES(S) GUARANTEED BY: